EXHIBIT 10.1

TRANSITION SERVICES AGREEMENT
THIS TRANSITION SERVICES AGREEMENT, dated as of August 9, 2017 (this “Agreement”), is by and among MACOM Technology Solutions Holdings, Inc., a Delaware corporation (“Buyer”), Advanced Photonix, Inc., a Delaware corporation (“API”), and Picometrix, LLC (“Picometrix” and, together with API, the “Sellers”). Buyer and Seller are each a “Party” and are collectively the “Parties” to this Agreement. Capitalized terms used but not defined herein shall have the meaning given to them in the Purchase Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, Buyer and Sellers have entered into that certain Asset Purchase Agreement, dated as of August 9, 2017 (the “Purchase Agreement”).
WHEREAS, concurrently with the execution and delivery of this Agreement, the parties to the Purchase Agreement are consummating the transactions contemplated thereby.
WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, Buyer and Sellers desire to provide one another with certain transition services after Closing with respect to the Business and the Products.
WHEREAS, each of Buyer and Sellers have agreed to provide to the other party the Transition Services (as herein defined) upon the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual terms, conditions and agreements set forth herein, the Parties hereby agree as follows:
ARTICLE I
DEFINITIONS
1.1    Reference to Purchase Agreement. All capitalized terms used but not specifically defined in this Agreement have the meanings assigned to them in the Purchase Agreement.
ARTICLE II
SERVICES
2.1    Services to be Provided by Sellers. On the terms and subject to the conditions set forth herein, and in supporting the transfer of the Acquired Assets pursuant to the terms and conditions set forth in the Purchase Agreement, Sellers shall provide, independently or through other parties providing services to Sellers, to Buyer the transition services described in the Sellers Services Schedule (the “Sellers Services Schedule”) in Schedule A attached hereto (“Sellers Transition Services”). Such Sellers Transition Services shall also include additional services reasonably requested by Buyer that Seller and/or its Affiliates had historically provided to the Business prior to the Closing that are reasonably needed to successfully transition the Business to Buyer.
2.2    Services to be Provided by Buyer. On the terms and subject to the conditions set forth herein, and in supporting the transfer of the Acquired Assets pursuant to the terms and conditions set forth in the

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchase Agreement, Buyer shall provide, independently or through other parties providing services to Buyer, to Sellers the transition services described in the Buyer Services Schedule (the “Buyer Services Schedule”) in Schedule B attached hereto (“Buyer Transition Services” and together with the Sellers Transition Services, the “Transition Services”). Such Buyer Transition Services shall also include additional services reasonably requested by Seller that are reasonably needed to successfully transition the Business to Buyer.
2.3    Cooperation and Transitional Nature of Services. From the Closing Date until the expiration or termination of each of the Transition Services, each of the Parties agrees to use its reasonable good faith efforts to work together so that the provision of Transition Services may be transitioned to Buyer or Sellers as soon as is reasonably practicable. Buyer and Sellers shall cooperate with each other in all reasonable respects in the performance by Buyer or Sellers, as applicable, of the Transition Services.
2.4    Third Party Consents. Each Party acknowledges and agrees that the services provided by a Party through third parties or using third party intellectual property are subject to the terms and conditions of any applicable agreements between the provider of such service and such third parties. If a Party is not able to provide the services subject to the terms and conditions of any applicable agreements between the provider of such service and such third parties, the Parties shall use commercially reasonable efforts to identify a reasonable alternative arrangement to provide the relevant services sufficient for the purposes of the Party receiving the services. For the first six (6) months, all costs associated with the foregoing shall be borne by the Party providing the applicable Transition Service and following six (6) months, shall be borne subject to Row ERP on Schedule A hereto.
2.5    Monthly Payment. In consideration of the expenses incurred to date and to be incurred by Buyer in making provision for the Buyer Transition Services, Sellers will pay Buyer one million five hundred thousand dollars ($1,500,000.00). Such payment will be made in five monthly equal installments of three hundred thousand dollars ($300,000.00) each with an installment due no later than the end of the calendar month in August, September, October, November and December 2017.
2.6    Expenses. Except as set forth in Section 2.4 and 2.5 or as otherwise expressly specified on the Schedules hereto, each Party will be responsible for any costs and expenses incurred by such Party in connection with the provision of the respective Transition Services hereunder.

ARTICLE III
COVENANTS
3.1    Compliance with Laws. Each Party shall comply, at its own expense, with the provisions of all applicable municipal requirements and those state and federal laws that may be applicable to the performance of this Agreement, including the performance of the Transition Services hereunder. Notwithstanding anything to the contrary in this Agreement or in the Sellers Services Schedule or the Buyer Services Schedule attached hereto, nothing in this Agreement or the Schedules hereto shall require any Party to take any action not in compliance with all applicable laws.
3.2    Performance. The Transition Services shall be provided with the same degree of care, skill, and prudence that each Party uses in the operation of its own business and in a manner consistent with the same services provided in connection with the operation of the Business or its respective business, as

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

applicable, in the ordinary course during the year prior to the Closing, including with respect to the timing of such services.
3.3    Personnel. Each of the Parties agrees that the Transition Services to be performed by it or on its behalf will be performed by individuals in a manner providing quality at standards consistent with the provisions of Section 3.2.
3.4    Books and Records. All financial records regarding the Transition Services shall be maintained in accordance with generally accepted accounting principles consistently applied.
3.5    Disclaimer. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, (A) NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, STATUTORY, EXPRESS OR IMPLIED, REGARDING THE TRANSITION SERVICES, (B) EACH PARTY EXPRESSLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT, FITNESS FOR A PARTICULAR PURPOSE AND TITLE WITH RESPECT TO THE TRANSITION SERVICES, AND (C) NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY THAT ACCESS TO ANY COMPUTER NETWORK OR SYSTEM OR THE TRANSITION SERVICES WILL BE UNINTERRUPTED, SECURE, COMPLETE, ACCURATE OR ERROR-FREE.
ARTICLE IV
TERM AND TERMINATION
4.1    Term of Provision of Transition Services and Access. The Parties shall provide the Transition Services through and until applicable date set forth on the Sellers Services Schedule or the Buyer Services Schedule. Each of the Parties, upon at least ten (10) business days prior written notice to the other, may eliminate one or more categories of Transition Services provided by the other. Upon the termination of all Transition Services by both Parties pursuant to this Section 4.1, this Agreement shall automatically terminate.
4.2    Termination by Mutual Consent. This Agreement may be terminated by the mutual written consent of Sellers and Buyer.
4.3    Other Termination.
(a)    Either Sellers, on the one hand, or Buyer, on the other hand (the “Initiating Party”) may terminate this Agreement with immediate effect by notice in writing to Buyer or Sellers, as the case may be, on or at any time after the other Party is in material breach of any of its obligations under this Agreement and (if the breach is capable of remedy) has failed to remedy the breach within fifteen (15) days of receipt of notice in writing from the Initiating Party giving particulars of the breach and requiring the other Party to remedy the breach. A failure to pay any amount hereunder when due shall be considered a material breach.
(b)    All rights and obligations of Sellers and Buyer under this Agreement shall cease to have effect immediately upon termination of this Agreement except that termination shall not affect the accrued rights and obligations of Sellers and Buyer at the date of termination and Articles V, VI, VII and VIII shall survive expiration or termination of this Agreement.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE V
INDEMNIFICATION
5.1    Indemnity for Third Party Claims. To the extent not prohibited by law, and except as otherwise provided in this Agreement, each Party shall indemnify and hold harmless the other Party and its Affiliates and its and their officers, directors, employees and agents (“Indemnified Parties”) from and against any and all third party claims, demands, money judgments, settlements, liabilities, costs and expenses (including reasonable attorneys’ fees) (collectively, “Losses”), in any way caused by or arising from an act or omission constituting fraud, gross negligence or willful misconduct of the indemnifying party or its Affiliates or their employees, agents or contractors.
5.2    Exclusive Remedies. The sole and exclusive remedies for any claim (whether such claim is framed in tort, contract or otherwise) arising out of a breach of any representation, warranty, covenant, agreement or undertaking in or pursuant to this Agreement shall be (i) a claim for actual damages and (ii) available equitable rights or remedies.
5.3    Limitation of Liability. IN NO EVENT SHALL ANY INDEMNIFYING PARTY IN ANY CASE BE LIABLE FOR INDIRECT, CONSEQUENTIAL, PUNITIVE, SPECIAL OR OTHER SIMILAR DAMAGES ARISING FROM ANY CLAIM RELATING TO BREACH OF THIS AGREEMENT OR OTHERWISE RELATING TO ANY OF THE TRANSITION SERVICES PROVIDED HEREUNDER AND IN NO EVENT SHALL A PARTY BE LIABLE HEREUNDER FOR ANY CLAIMS, DAMAGES OR LOSSES CAUSED BY COMPUTER VIRUS, TELECOMMUNICATION ERRORS, OTHER INTERRUPTIONS IN SERVICE, UNAUTHORIZED ACCESS TO OR USE OF ANY COMPUTER SYSTEM OR ANY DAMAGES, LOSSES OR CLAIMS ARISING FROM OR RELATING TO THE ACTS OR OMISSIONS OF THIRD PARTIES.
5.4    Limitation on Liability. Except for Losses involving fraud, intentional misrepresentation or willful misconduct or arising from a party’s indemnification obligations in Section 6.1, in no event shall the aggregate liability of a Party under this Agreement exceed one million five hundred thousand dollars ($1,500,000.00).
ARTICLE VI
CONFIDENTIALITY
6.1    Confidentiality. Buyer and Sellers shall hold all confidential or proprietary information obtained in connection with the provision by a Party of the Transition Services or receipt by a Party of the Transition Services and relating to Sellers’ or Buyer’s business (“Confidential Information”) confidential. The receiving party shall not disclose any Confidential Information of the disclosing party to any third party unless the receiving party is legally compelled to disclose such information, in which event the disclosing party shall provide the receiving party with written notice of such legal compulsion to disclose.
ARTICLE VII
MISCELLANEOUS
7.1    Independent Entities. In providing the Transition Services hereunder, each of the Parties will act solely as an independent contractor and nothing in this Agreement will constitute or be construed to

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

be or create a partnership, joint venture, or principal/agent between Sellers, on the one hand, and the Buyer, on the other, and neither Party shall enter into any agreement or commitment which is binding on the other.
7.2    Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall in no way restrict or affect the interpretation of any provision hereof.
7.3    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement.
7.4    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice-of-laws provisions thereof.
7.5    No Third Party Beneficiaries. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.
7.6    Assignment. No Party may assign this Agreement without the express prior written consent of the other Party; provided, however, that either Party may assign this Agreement in connection with a merger, acquisition, or sale of all or substantially all of such Party’s assets. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.
7.7    Entire Agreement/Amendment. This Agreement and the Purchase Agreement constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes all prior written and oral agreements between the Parties regarding the subject matter of this Agreement. No amendment or waiver of compliance with any provision hereof or consent pursuant to this Agreement shall be effective unless evidenced by an instrument in writing signed by the Party against whom enforcement of such amendment, waiver, or consent is sought.
7.8    Severability. If any provision of this Agreement is found to be illegal or unenforceable, the other provisions shall remain effective and enforceable to the greatest extent permitted by law.
7.9    Other Agreements. Nothing contained in this Agreement is intended to amend or modify in any respect the rights and obligations of the Parties to the Purchase Agreement and in the event of any conflict between this Agreement (including the Sellers Services Schedule and the Buyer Services Schedule), on the one hand, and the Purchase Agreement, on the other hand, the Purchase Agreement shall control; provided that nothing in the Purchase Agreement shall affect the rights or obligations of the Parties under Article V of this Agreement.
7.10    Force Majeure. A Party will not be liable to the other for any delay or failure of such Party to perform its obligations hereunder if such delay or failure arises from any cause or causes beyond its reasonable control. Such causes will include, but are not limited to, acts of God, floods, fires, loss of electricity or other utilities, technical disruptions or computer viruses, or delays by the other party in providing required resources or support.
7.11    Specific Performance. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably and suffer unreasonable hardship in the event that any term or provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached or violated. Accordingly, each of the Parties agrees that, without posting bond or other undertaking, the other Party will be entitled to an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof and thereof in any claim

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

instituted in any court with jurisdiction over the Parties or their assets in addition to any and all other rights and other remedies at law or in equity and all such rights and remedies will be cumulative. Each of the Parties further agrees that, in the event of any action for specific performance in respect of such breach or violation, it will not assert the defense that a remedy at law would be adequate or that the balance of hardships between the Parties makes an equitable remedy unwarranted.
.
[remainder of page intentionally left blank]

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

By:     /s/ John Croteau
Name:     John Croteau
Title:     President and Chief Executive Officer

ADVANCED PHOTONIX, INC.

By:     /s/ Dale Messick
Name:     Dale Messick
Title:     Chief Executive Officer

PICOMETRIX, LLC

By:     /s/ Dale Messick
Name:     Dale Messick
Title:     Authorized Person

[Signature Page to Transition Services Agreement]

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE A
SELLERS TRANSITION SERVICES

Service Description	Point of Contact	Estimated Duration
Financial Reporting
Sellers will provide access to and copies of historical financial reporting data requested by the Buyer and, to the extent practicable, in an electronic format requested by Buyer.	Dale Messick	6 months
On a monthly basis, by the 4th day of the Buyer’s subsequent month by 3:00 pm EST, (in accordance with Exhibit A hereto), Sellers will perform a closing of each calendar month end in a manner that is consistent with Sellers’ current processes so as to be able to deliver a Trial Balance, Income Statement and Balance Sheet (Collectively the “Monthly Financial Statements”)
	Dale Messick	6 months
Sellers will support Buyer’s Quarterly SEC reporting requirements	Dale Messick	6 months
Sellers will provide supporting detailed schedules on a monthly basis by the 9th day of the Buyer’s subsequent month by 3:00 pm EST (in accordance with Exhibit A hereto) as part of each month end, with respect to Inventory, Fixed Assets, Other Assets, Accounts Receivable, Accounts Payable, Accrued Liabilities and any other assets and liabilities acquired by Buyer pursuant to the Purchase Agreement and subject to transition
(collectively the “Account Reconciliations”).

System generated reports for Account Reconciliations must be converted to an Excel format before being delivered and Account Reconciliations must be in a format comparable to what is currently done for each account listed in Annex II of the Purchase Agreement
	Dale Messick	6 months

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Sellers will provide month end reporting of sales revenue and the direct materials portion of the associated cost of goods sold. Such reporting shall include (but is not limited to) the following:
i.    “Gross Sales by Customer” (with each customer identified)
ii.    “Gross Sales and Cost by Product Family” (with each product family identified)

Such month end reports will be required on 3rd day of the Buyer subsequent month by 3:00 pm EST (in accordance with Exhibit A hereto) (collectively the “Monthly Sales and Cost Reports”).
	Dale Messick	6 months
Sellers will support Buyer’s purchase accounting and opening balance sheet initiatives and will provide reasonable support to Buyer with respect to any audit requests.	Dale Messick	6 months
Sellers will maintain appropriate internal accounting controls and will not change any accounting policies and procedures, except to the extent approved in writing by Buyer.	Dale Messick	6 months
Sellers will conduct periodic physical inventories of the raw materials, finished goods, and other inventories.	Dale Messick	6 months
Sellers will provide weekly Orders, Sales, Backlog by Product by Customer Detail on a weekly basis.	Dale Messick	6 months
Billing, Receivables and Collection
Sellers will ensure any changes (additions, credit limit updates, delivery terms, etc.) to customer master files are approved by the Buyer.	Dale Messick	6 months
Sellers will maintain all billing personnel and processes, any inbound call or other customer support group, and other billing, receivable and collection functions to assist with customer billing, questions and the resolution of all other billing, receivable and collection matters until such time that Buyers and Service Providers have transitioned customer master files, selling programs and related billing/collection practices.
	Dale Messick	6 months

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Sellers will provide the following additional services with respect to billing, receivables and collection:
i.    Daily reporting of order entry and invoiced sales. Such reports are to be available by 3:00 pm EST for the previous day).

ii.    Post collections of cash against outstanding accounts receivable using data provided by such Service Provider’s bank and/or Buyer as applicable. Such posting will be completed immediately upon receiving required information/payments.

iii.    Weekly, provide Buyer with an invoice level accounts receivable aging, noting the status of any past due items. Such reports are to be available by Monday at 3:00 pm EST for the previous week.

iv.    Provide access to customer files as requested by Buyer.

v.    Calculate monthly and quarterly sales commissions, rebates, discounts, promotional activity, royalty programs, etc. Provide detail of these calculations on a monthly basis.

vi.    Calculate and provide detailed monthly reports on sales tax billings and associated sales tax accruals.

vii.    Sellers will ensure established customer credit limits and shipment hold notifications are appropriately adhered to.
	Dale Messick	6 months
Any changes in billing, receivables and collection policies and procedures existing as of the Closing Date must be mutually agreed upon by the Buyer.	Dale Messick	6 months
Accounts Payable
Sellers will ensure any changes (additions, remit to addresses, names, banking info, etc.) to vendor master files are approved by Buyer.	Dale Messick	6 months

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Sellers will maintain all accounts payable and, subject to the other provisions of this Agreement, other relevant accrued liability personnel and processes to assist with settlement of liabilities assumed by Buyer as of the Closing Date until such time that Buyer and Sellers have transitioned vendor master files and related accounts payable/disbursement practices.
	Dale Messick	6 months
With respect to payments made after the Closing Date, upon receipt of supplier invoices related to purchasing activity, Seller shall forward such invoices or invoice summaries to Buyer who will provide approval for payment.
	Dale Messick	6 months
With respect to trade payables and other liabilities outstanding as of the Closing Date and acquired by the Buyer at that time, Sellers will arrange and execute payment using funds on hand or collected by Sellers on behalf of Buyer or provided directly from Buyer pursuant to the instructions listed in the above Treasury section of this Agreement. Payment should be made in accordance with supplier payment terms existing at time of Closing Date, and should not precede payment due date by more than five days.
	Dale Messick	6 months
Sellers will provide the following additional services with respect to accounts payable and procurement:

i.    Weekly, provide Buyer with an invoice level accounts payable aging as well as any documents requested in the Treasury section below. Such reports are to be available by Monday at 3:00 pm EST for the previous week.

ii.    Provide access to supplier files as requested.

	Dale Messick	6 months
Any changes in existing policies and procedures existing as of the Closing Date must be mutually agreed upon by the Service Providers and the Buyer.	Dale Messick	6 months
Treasury

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Sellers will maintain a daily spreadsheet detailing all inbound payments received on behalf of the Buyer and posted to accounts receivable in accordance with instructions provided in the above “Billing, Receivables and Collection” section. Resulting cash balances will be used to settle trade accounts payable and other liabilities assumed by Buyer as of the Closing Date. Recording of such disbursements should also be made within a spreadsheet that is furnished to Buyer using an Excel-based format mutually agreed upon by both parties (“Receipt and Disbursement Schedules”).
	Dale Messick	6 months
Receipt and Disbursement Schedules will be provided to Buyer on a weekly basis each Wednesday at 3PM ET, and will include any other daily cash activity for any cash activity subsequent to the closing date not addressed by inbound payments and disbursements addressed above.

Receivable postings and payable settlements will be supported by the invoice level accounts receivable aging reports and check/disbursement registers discussed in the Billing, Receivables and Collection and Accounts Payable sections above.
	Dale Messick	6 months
The Receipt and Disbursement Schedules provided by the Sellers hereunder will reflect the net cash position relative to cash collected during the week versus cash demands created by liabilities assumed by the Buyer. Upon receipt of the Receipt and Disbursement Schedules, Buyer and Sellers will mutually determine amounts to be funded by Buyer to Sellers, with such payment to be initiated within one business day of such determination. Disputes with respect to such amounts will be determined in accordance with Section 2.5.4 of the Purchase Agreement.
	Dale Messick	6 months
Tax Reporting
Seller shall continue to report and pay any sales tax, use tax, value added tax, goods and services tax or similar tax required to be reported and paid by Seller in connection with the services provided hereunder.
	Dale Messick	6 months
Information Technology

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Sellers will provide reasonable support in transferring information technology assets, including but not limited to physical assets, network and communications access, all system passwords, and vendor system contracts and access to Buyer’s location.
	Dale Messick	2 months
Human Resources
Seller will make its human resource information systems, data and other records related to the employees of the Business available to Buyer HR personnel, provide requested reports regarding such information systems, data and other records, and facilitate data transfer related to employees of the Business where reasonably requested by Buyer.
	Dale Messick	6 months
Purchasing
Sellers will maintain purchasing activities subject to the other provisions of this Agreement, other relevant accrued liability personnel and processes to assist with procurement of certain items on behalf of the Buyer as of the Closing Date until such time that Buyer and Sellers have transitioned vendor master files and related accounts payable/disbursement practices.
	Dale Messick	6 months
With respect to purchases made after the Closing Date, prior to making any commitment to purchase goods and services from vendors Seller shall ensure Buyer approves purchases.	Dale Messick	6 months
Customer Service
Sellers shall provide reasonable customer service and sales support to Buyer upon request.	Dale Messick	6 months
Training
Sellers will provide reasonable access to their existing personnel for on-the-job training with respect to the Business and any services contemplated hereby.	Dale Messick	6 months
ERP

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Sellers agree to continue to make the [***] software and related information available to the employees serving under the ETSA to the same degree it has been available to them prior to Closing for up to 6 months. Sellers will continue to provide the same service to any such employee who rolls off the ETSA and onto Buyer payroll during the 6 months. Sellers will also provide such services to any Buyer employee who is substituted, at Buyer’s sole discretion, for an employee serving under the ETSA who declines to join Buyer or quits during such 6 month period.
Dale Messick
6 months with Buyer right to extend

Buyer may provide 30 days’ notice prior to end of initial 6 month period of need for this service to extend beyond 6 months and the Parties will (a) reasonably cooperate with each other to approach the software licensor for obtaining any needed right and (b) split associated costs 50/50 for any license period beyond the first 6 months.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE B
BUYER TRANSITION SERVICES

Service Description	Point of Contact	Estimated Duration
Financial Services
Inventory Reconciliations; Slow/Obsolete; WIP costing; etc. Month end close standard entries, system reports, Bal Sheet recs, etc. Sales/Use Taxes Property tax returns	Jack Kober	Up to 6 months from Closing.
Information Technology
Buyer will provide Sellers with reasonable access to data housed on servers acquired by Buyer as part of the Acquired Assets and will provide copies of such data to Sellers prior to the end of the term hereof, provided, however, that the Sellers will only be entitled to the services described above with respect to data that is outside of the Acquired Assets and that is owned by the Sellers following the Closing in respect of their retained businesses.
	Bhaskar Banerjee	6 months
Buyer will provide the following additional support system access items related to the Acquired Assets:

•    Reasonable access to individuals at Buyer to help Seller support and transition the Acquired Assets, not to exceed 8 hours per week for any particular individual.

•    Reasonable support in transferring physical assets, including any servers, to Buyer’s location.
	Bhaskar Banerjee	6 months
Human Resources
Buyer will provide Sellers with reasonable access to the human resources manager of the Business, not to exceed 13 hours per week and solely for the purpose of supporting the Sellers’ retained businesses in a manner and to the extent consistent with the support provided by such human resources manager to the Sellers during the 12 months prior to Closing.
Bill Van Anglen
Up to 3 months from Closing at no cost. Up to an additional 3 months thereafter upon request, but at a monthly price to Seller equivalent to one third (1/3) of Buyer’s fully-loaded cost incurred in employing the human resources manager.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Miscellaneous
Buyer agrees to provide and/or otherwise make available office services to Seller to facilitate the orderly transition of the Acquired Assets, provided that the location(s) and scope of such services will be mutually agreed upon by the parties.
Bhaskar Banerjee	6 months
Epiwafer Supply
Buyer to manufacture and deliver on a non-cancelable, non-returnable, as-is basis two (2) wafers of epitaxial material to Sellers for use in Sellers’ Terahertz business within 12 weeks following the Closing Date.
Kimberly Conway	12 weeks

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.